UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 14, 2022
Date of Report (Date of earliest event reported)

TSS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33627	20-2027651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
110 E. Old Settlers Road
Round Rock, Texas		78664
(Address of principal executive offices)		(Zip Code)

(512) 310-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of this Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.         Results of Operations and Financial Condition

On Monday, November 14, 2022, TSS, Inc. (the “Company”), issued a press release reporting certain financial results of the Company for the nine months ended September 30, 2022. A copy of the press release is being furnished herewith as Exhibit 99.1.

The Company’s press release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Disclosure regarding definitions of these measures used by the Company and why the Company’s management believes the measures provide useful information to investors is also included in the press release.

The Company will conduct a conference call to discuss its financial results on Monday, November 14, 2022, at 4:30 p.m. Eastern Time.

The information in this Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 of this Current Report on Form 8-K. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Statements contained in this report contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements may address matters such as our expected future business and financial performance, and often contain words such as “guidance,” “prospects,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Particular uncertainties that could adversely or positively affect the Company’s future results include: the Company may not have sufficient resources to fund its business and may need to issue debt or equity to obtain additional funding; the Company’s reliance on a significant portion of its revenues from a limited number of customers; risks relating to operating in a highly competitive industry; risks relating to the failure to maintain effective internal control over financial reporting; risks relating to rapid technological, structural, and competitive changes affecting the industries the Company serves; risks involved in properly managing complex projects; risks relating to the possible cancellation of customer contracts on short notice; risks relating to the Company’s ability to continue to implement its strategy, including having sufficient financial resources to carry out that strategy; risks relating to the Company’s ability to meet all of the terms and conditions of its debt obligations; uncertainty related to current economic conditions, including the impact of the COVID-19 pandemic, and the related impact on demand for the Company’s services; and other risks and uncertainties disclosed in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2021. These uncertainties may cause the Company’s actual future results to be materially different than those expressed in the Company’s forward-looking statements. The Company does not undertake to update its forward-looking statements.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 14, 2022, the Company issued a press release announcing the appointment of Darryll Dewan as President and Chief Executive Officer of the Company, effective November 14, 2022, succeeding Anthony Angelini. Mr. Dewan has also been appointed to the Company’s board of directors. A copy of the press release is being furnished herewith as Exhibit 99.2.

Mr. Dewan, age 71, was previously the Vice President at DELL Technologies, Incorporated from 2012 to 2022 where he served as the Global Sales leader for all direct and indirect sales, field operations and marketing of the Dell Endpoint Data Security business. Prior to 2012, Mr. Dewan was the Executive Vice President at Credant Technologies, Inc. where he led sales, field marketing and business development. Mr. Dewan holds a Bachelor of Arts degree in economics from the University of Notre Dame.

In connection with Mr. Dewan’s appointment to President and Chief Executive Officer, the Company entered into an employment agreement with Mr. Dewan. Under the terms of the employment agreement, Mr. Dewan’s annual base salary is $385,000, and he is eligible to receive a bonus in the amount and on the terms established by the Company’s board. Mr. Dewan is also entitled to receive vacation, health insurance and other benefits generally made available to the Company’s other executives. A copy of Mr. Dewan’s employment agreement is filed as Exhibit 99.3 to this Form 8-K and incorporated by reference into this description.

Mr. Dewan and the Company also entered into an award agreement. In accordance with the terms of the award agreement, on November 14, 2022, Mr. Dewan received an option to purchase 1,250,000 shares of the Company’s common stock at an exercise price of $0.62 per share. These options will vest in equal annual installments on the on the first, second, and third anniversaries of the grant date. A copy of Mr. Dewan’s award agreement is filed as Exhibit 99.4 to this Form 8-K and incorporated by reference into this description.

In connection with the appointment of Mr. Dewan as the President and Chief Executive Officer, the Company and Mr. Angelini entered into a transition services and separation agreement, dated as of November 14, 2022. In accordance with that agreement, Mr. Angelini will provide transition services to the Company as the Special Advisor to the CEO until December 31, 2022. Mr. Angelini has agreed to tender his resignation from the Company’s board of directors effective the earlier of December 31, 2022, or the date he ceases providing transition services to the Company. The Company will continue to pay Mr. Angelini an annual base salary of $385,000 while he provides these transition services. In accordance with the transition services and separation agreement, the Company will pay Mr. Angelini severance in the aggregate amount of $385,000, less all applicable withholding deductions, beginning in January 2023. Under the transition services and separation agreement, 166,666 shares of restricted stock that otherwise would become fully vested on August 6, 2023, became fully vested on November 14, 2022, and Mr. Angelini continues to remain eligible to receive a bonus related to 2022 performance. A copy of the transition services and separation agreement is filed as Exhibit 99.5 to this Form 8-K and incorporated by reference into this description.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release – Third Quarter Financial Results, dated November 14, 2022
99.2	Press Release – Darryll Dewan, dated November 14, 2022
99.3	Employment Agreement, dated November 14, 2022, between TSS, Inc. and Darryll Dewan
99.4	Award Agreement, dated November 14, 2022, between TSS, Inc. and Darryll Dewan
99.5	Transition Services and Separation Agreement, dated November 14, 2022, between TSS, Inc. and Anthony Angelini
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSS, INC.

By:	/s/ John Penver
John Penver
Chief Financial Officer

Date: November 14, 2022